VESSELS UNDER CAPITAL LEASES, NET	12 Months Ended
Dec. 31, 2012
VESSELS UNDER CAPITAL LEASES, NET [Abstract]
VESSELS UNDER CAPITAL LEASES, NET

18.	VESSELS UNDER CAPITAL LEASES, NET

(in thousands of $)	2012	2011
Cost	—	600,395
Accumulated depreciation and amortization	—	(98,491)
Net book value	—	501,904

As of December 31, 2012, the Company no longer operated any vessels under capital leases (2011: three). The decrease in vessels under capital leases is a result of the deconsolidation of Golar Partners, effective from December 13, 2012 (see note 5).

The drydocking costs and acumulated amortization included in the amounts above as of December 31, 2012 and 2011 were $nil and $9.9 million, respectively.  Accumulated amortization of those costs at December 31, 2012 and 2011 were $nil and $4.9 million respectively.

Depreciation and amortization expense for vessels under capital leases for the years ended December 31, 2012, 2011 and 2010 was $15.8 million, $16.6 million and $16.1 million, respectively.